Incorporated Under the Laws                                             SHARES
of the State of Delaware                                          Common Stock
                                             15,000,000 Shares -- $.05 Par Value

                         Dynamic Materials Corporation


                      See Reverse for Certain Definitions

This Certifies that


is the owner of                       Shares of the Common Stock of Dynamic
                ---------------------
Materials Corporation fully paid and nonassessable. Transferable only on the books of this Corporation in person or by attorney upon surrender of this Certificate property endorsed. This Certificate is not valid unless countersigned by transfer agent. In Witness Whereof, the said Corporation has caused this Certificate to be endorsed by the facsimile signature of its duly authorized officers and to be sealed with the facsimile seal of the corporation.

Dated



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Secretary                                 President

DYNAMIC MATERIALS CORPORATION

The corporation has more than one class of stock authorized to be issued. The corporation will furnish without charge to each stockholder upon written request a copy of the full text of the voting powers, preferences, qualifications and special and relative rights of the shares of each class of stock (and any series thereof) authorized to be issued by the corporation as set forth in the Certificate of Incorporation of the corporation and amendments thereto filed with the Secretary of State of Delaware.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN -- as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MINACT -- (Cust)            Custodian (Minor)
                           ----------                   ------------
under Uniform Gifts to Minors Act (State)                Additional
                                          --------------
abbreviations may also be used though not in the above list.


For Value Received,                       hereby sell, assign and transfer unto

Please Insert Social Security or Other Identifying Number of Assignee

/                                     /

(Please print or typewrite name and address of assignee)
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                                                                          Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
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to transfer the said stock on the books of the
within named Corporation with full power of substitution in the premises.

Dated
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Signatures Guaranteed                     X
                                           -------------------------------------

By                                        X
  ------------------------------------     -------------------------------------
  THE SIGNATURE(S) SHOULD BE GUARANTEED    NOTICE: THE SIGNATURE(S) TO THIS
  BY AN ELIGIBLE GUARANTOR INSTITUTION             ASSIGNMENT MUST CORRESPOND
  (BANKS, STOCKBROKERS, SAVINGS AND LOAN           WITH THE NAME(S) AS WRITTEN
  ASSOCIATIONS AND CREDIT UNIONS WITH              UPON THE FACE OF THE
  MEMBERSHIP IN AN APROVED SIGNATURE               CERTIFICATE IN EVERY
  GUARANTEE MEDALLION PROGRAM), PURSUANT           PARTICULAR, WITHOUT
  TO S.E.C. RULE 17Ad-15                           ALTERATION OR ENLARGEMENT OR
                                                   ANY CHANGE WHATEVER.